UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2007

COMPUTER SOFTWARE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51758	98-0216911
(Commission File Number)	(IRS Employer Identification No.)

900 East Main Street, Suite T, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

(864) 855-3900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 29, 2007, the Company and RBC Centura Bank (the “Bank”) entered into an agreement extending the maturity date of the Commercial Promissory Note dated January 2, 2007 in the principal amount of $5,500,000 (the “Revolving Note”) to September 15, 2007. The terms of the agreement are memorialized in a Modification to Revolving Facility dated May 29, 2007 (the “Modification Agreement”), which is filed as Exhibit 10.1 and is incorporated herein by reference. The Bank’s commitment to extend the maturity date of the Revolving Note is evidenced by a Commitment Letter dated May 24, 2007 that was executed by the Company and the Bank on May 29, 2007. Pursuant to its terms, the Commitment Letter is superseded by the terms of the Modification Agreement and, to the extent unmodified, the Revolving Note and the Amended and Restated Loan and Security Agreement dated January 2, 2007 (the “Amended Loan Agreement”). The Commitment Letter is filed as Exhibit 10.2 and is incorporated herein by reference.

The Revolving Note and the Amended Loan Agreement (the “Loan Documents”) were originally disclosed in the Company’s Form 8-K filed on January 5, 2007 (the “January 2007 Form 8-K”) and described in Item 1.01(b) thereof. The descriptions of the Loan Documents in Item 1.01(b) of the January 2007 Form 8-K are incorporated herein by reference.

The Modification Agreement obligates the Company to continue to make monthly payments of interest on the same terms and conditions as it was required to make such payments prior to the original maturity date of the Revolving Note, or May 30, 2007. Other than the extended maturity date, the obligations of the parties under the Loan Documents remain unchanged.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

In connection with the loan from the Bank governed by the Loan Documents, described in Item 1.01(b) of the Company’s January 2007 Form 8-K and which item is incorporated herein by reference, the Company pledged substantially all of its assets as security for the loan. The pledge of assets is now extended through September 15, 2007. The disclosure contained in Item 1.01 above is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The loan arrangement evidenced by the Loan Documents has been extended by the Modification Agreement until September 15, 2007. The descriptions of the Loan Documents in Item 1.01(b) of the Company’s January 2007 Form 8-K are incorporated into this item by reference. Moreover, the disclosure contained in Item 1.01 above is incorporated herein by reference.

The Company’s revolving credit arrangement with the Bank is a facility under which we may borrow, repay and then reborrow. Advances and repayments under the credit facility occur daily, reflecting cash receipts and the Company’s working capital needs. Set forth below is the outstanding balance of the facility as of specific dates during the month of May, 2007. The balances reflect aggregate advances and paydowns that the Company deems material or significant. Such information from January 2, 2007 through May 9, 2007 was previously disclosed in the Company’s Form 10-QSB filed on May 15, 2007.

Date	Loan Balance
May 11, 2007	$2,239,000
May 15, 2007	1,734,000
May 21, 2007	1,950,000
May 22, 2007	1,723,000
May 25, 2007	2,458,000
May 29, 2007	2,799,000

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Item 3.03.	Material Modification to Rights of Security Holders.

Pursuant to the terms of the Amended Loan Agreement, the Company is prohibited from making any distributions (including any dividends on its common stock), or making any repurchases, retirements or redemptions of its capital stock, except to the extent there is no event of default either before or after any such distribution, repurchase or redemption, without the Bank’s consent. This prohibition has been extended until September 15, 2007. The description of the Amended Loan Agreement in Item 1.01(b) of the January 2007 Form 8-K is incorporated into this item by reference. Moreover, the disclosure contained in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed or furnished as part of this report:

Exhibit Number	Description
10.1	Modification to Revolving Facility between Computer Software Innovations, Inc. and RBC Centura Bank dated May 29, 2007.

10.2	Commitment Letter between Computer Software Innovations, Inc. and RBC Centura Bank dated May 24, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	/s/ Nancy K. Hedrick
Name:	Nancy K. Hedrick
Title:	President and CEO

Dated: June 1, 2007

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Modification to Revolving Facility between Computer Software Innovations, Inc. and RBC Centura Bank dated May 29, 2007.

10.2	Commitment Letter between Computer Software Innovations, Inc. and RBC Centura Bank dated May 24, 2007.

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